OPTION AGREEMENT


        THIS OPTION AGREEMENT (this "AGREEMENT"), is made and entered into as of March 11, 1999, by and among BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation ("BDE"), TB INVESTMENTS, LLC, a California limited liability corporation ("TBI") and SF INTERNATIONAL LTD, a BVI corporation ("SFI") which is acting for itself or as nominee for COMMTEL SERVICES LTD, HL INTERNATIONAL LTD, KAI SCHUERMANN each for 33.33%. TBI and SFI are sometimes referred to in this Agreement collectively as the "GRANTORS" and each as a "GRANTOR".


                                 R E C I T A L S

        A. The Grantors, or any of them, or a group of investors of which the Grantors, or any of them, are a part, are contemplating acquiring a controlling block of voting securities in, or all or substantially all of the assets of, the business currently known as Trojan Television Ltd. ("TROJAN"), an interactive television and online live auction company (which acquisition of Trojan is referred to in this Agreement as the "TROJAN ACQUISITION").

        B. To induce BDE to provide certain logistical assistance and advisory services to the Grantors in connection with the Trojan Acquisition, and to induce BDE to make a loan to Trojan, the Grantors have agreed to grant to BDE an option to purchase 100% of the assets and/or capital stock of Trojan acquired by the Grantors in the Trojan Acquisition.


                                A G R E E M E N T

        NOW, THEREFORE, to induce BDE to provide services to the Grantors in connection with the Trojan Acquisition and to make a loan to Trojan, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

        1. OPTION. The Grantors, and each of them, hereby grant to BDE the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this Agreement, to purchase from the Grantors 100% of the capital stock and/or assets of Trojan acquired or to be acquired by the Grantors in the Trojan Acquisition, for the purchase price set forth in Section 2.

        2. PURCHASE PRICE. The aggregate purchase price payable by BDE to the Grantors, as a group, at the Closing (as defined below) of the exercise of the Option shall consist of a number of restricted shares (the "SHARES") of common stock, par value $.001 per share, of BDE (the "COMMON STOCK") determined in accordance with Section 2(a), and a number warrants (the "WARRANTS") to purchase shares of Common Stock determined in accordance with Section 2(c).

               (a) The Shares payable by BDE to the Grantors at the Closing will be equal to the sum of (A) (i) the Ownership Percentage (as defined below), MULTIPLIED BY (ii) 940,900 (which number will be equal to 10% of the number of shares of Common Stock outstanding on the date ), PLUS (B) if the amount of Trojan's cash and cash equivalents as determined in accordance with US GAAP is GREATER THAN the amount of Trojan's actual, accrued and contingent liabilities on the date the Option is exercised (the "EXERCISE DATE"), a number determined by dividing (i) the difference between Trojan's cash and cash equivalents and Trojan's actual, accrued and contingent liabilities, by (ii) 85% of the average closing price of a share of Common Stock as reported by the American Stock Exchange on the 15 trading days prior to the Exercise Date (the "CLOSING PRICE"), LESS (C) if the amount of Trojan's cash and cash equivalents as determined in accordance with US GAAP is LESS THAN the amount of Trojan's actual, accrued and contingent liabilities by more than $50,000 on the Exercise Date, a number determined by dividing (i) the difference between Trojan's actual, accrued and contingent liabilities and Trojan's cash and cash equivalents, by (ii) the Closing Price. For purposes of this Section 2, "OWNERSHIP PERCENTAGE" shall mean the aggregate percentage of the total assets and/or total outstanding capital stock of Trojan owned by the Grantors, as a group, directly or indirectly, on the Exercise Date. . The Shares shall be payable to the Grantors PRO RATA based on their respective ownership interests in the assets and/or capital stock of Trojan on the Exercise Date. The option agreement is the full and total agreement between BDE / SFI / TBI. For purpose of this agreement and all future shareholder agreements all four parties will be treated equally on a paripassu basis.

               (b) Notwithstanding Section 2(a), short term debt (debt which is due and payable within one year) incurred by Trojan after February 7, 1999 shall not be considered for purposes of calculating the number of Shares to be received by the Grantors upon exercise of the Option, PROVIDED that the short term debt incurred after February 7, 1999 does not exceed $150,000 and PROVIDED, FURTHER, that on the Exercise Date Trojan's total assets exceed its total liabilities.

               (c) At the Closing, BDE shall deliver to the Grantors Warrants to purchase an aggregate number of restricted shares of Common Stock equal to the product of (i) 0.40, multiplied by (ii) the Ownership Percentage, multiplied by
(iii) the number of shares issued in accordance with Section 2(a)(A)(ii), which Warrants shall have a per share exercise price equal to $5.00. The Warrants shall be immediately exercisable and shall terminate 9 months following the date of grant. The Warrants shall be payable to the Grantors PRO RATA based on their respective ownership interests in the assets and/or capital stock of Trojan on the Exercise Date.

        3. EXERCISE PERIOD. BDE shall have no obligation to exercise the Option. BDE may exercise the Option by delivering to any of the Grantors written notice of exercise at any time within 45 days following the later of the closing of the Trojan Acquisition (the "EXPIRATION DATE") or the date of this agreement.

        4. OPTION CLOSING. The closing (the "CLOSING") of BDE's acquisition of Trojan from the Grantors following exercise of the Option will take place at the time and place mutually agreed upon by the Grantors and BDE; PROVIDED, that the date of closing will be within 90 days following the Exercise Date. At the closing, each of the Grantors will deliver to BDE documents of transfer and such other agreements and representations as are customary in transactions of this nature and as may be reasonably required by BDE, in form and substance reasonably acceptable to BDE and its counsel, necessary to vest in BDE good and marketable title the assets and/or capital stock of Trojan so sold by the Grantors, free and clear of any and all liens and rights of third parties except as previously disclosed, against delivery by BDE to the Grantors of the Shares and the Warrants. The Shares, the Warrants and the shares of Common Stock underlying the Warrants, shall be restricted securities under Rule 144 and/or Regulation S of the Rules and regulations of the Securities Exchange Commission under the Securities Act of 1933, and the purchase documentation shall contain such representations and covenants of the Grantors and legends as are deemed necessary by BDE counsel to permit the issuance of the Shares, the Warrants and the shares of Common Stock underlying the Warrants, to be exempt from the registration requirements of the Securities Act of 1933.

        5. BUSINESS RECORDS AND INFORMATION. At any time following the Trojan Acquisition and prior to the later of (i) the Expiration Date and (ii) the Closing (if BDE exercises the Option), BDE and its directors, officers, employees, representatives, attorneys and accountants (collectively "AGENTS") may make such reasonable investigation of the assets, business, properties and financial condition of Trojan as BDE deems necessary or advisable in order to familiarize itself with such assets, business, properties and other matters, provided that such investigation shall not unreasonably interfere with the usual operations of Trojan. The Grantors will permit, and will cause Trojan to permit, BDE and its authorized Agents to have full access to the premises and other properties, books and records of Trojan at reasonable hours, and the Grantors will furnish or cause Trojan to furnish BDE and its Agents with such financial and operations data and other information concerning Trojan's business and properties as BDE shall from time to time reasonably request. BDE agrees on behalf of itself and on behalf of all of its Agents that all information obtained by BDE and its Agents from the Grantors or Trojan in connection with its due diligence review prior to the execution of this Agreement, and after the date of this Agreement pursuant to the terms and provisions of this Agreement, shall be held in strict confidence and will not be disclosed or revealed to any other person under any circumstances without the prior written consent of the Grantors except as may be required by law or regulation, pursuant to court order or pursuant to the rules of the American Stock Exchange.

        6. COOPERATION. The Grantors shall use their best efforts, and shall cause Trojan to use its best efforts, to provide promptly such information and reasonable assistance as may be requested by BDE and to take promptly such other actions as shall be necessary or appropriate in order for BDE to conduct a thorough business and legal due diligence review of Trojan and its operations.

        7. CONFIDENTIALITY. The Grantors and BDE each agree, from and after the date hereof and until the earlier of the Expiration Date or the Closing (if the Option is exercised), to hold in strict confidence the terms and existence of this Agreement, and the existence of negotiations by BDE relating to the acquisition of any interest in Trojan, and not to disclose or reveal the terms and existence of this Agreement or such negotiations to any other person (other than counsel and advisors who are under similar obligations to hold such information in confidence) under any circumstances without the prior written consent of the other party except as may be required by law or regulation, pursuant to court order or pursuant to the rules of the American Stock Exchange.

        8. AGREEMENT TO SUBORDINATE. The Grantors, and each of them, covenant and agree with BDE that any and all indebtedness owed by Trojan to the Grantors incurred prior to or after the date of this Agreement is hereby expressly subordinated in right of claim and payment and exercise of all remedies to the prior payment in full of all indebtedness owed by Trojan to BDE incurred prior to or after the date of this Agreement, and the Grantors, and each of them, hereby agree to enter into such additional agreements as requested by BDE from time to time providing for such subordination.

        9. AGREEMENT TO SERVE ON BOARD OF DIRECTORS. If BDE exercises the Option, each of Tim Helfet and Brent Cohen will, and SFI will cause one of its officers or directors to, if requested by BDE, serve on the Board of Directors of BDE or Trojan and, in connection therewith, allocate a reasonable portion of such party's business time to performing the responsibilities of a director of BDE or Trojan, as the case may be, which responsibilities will include assisting BDE and Trojan to further develop and enhance the business of Trojan.

        10. ADDITIONAL GRANTORS. BDE and each of the Grantors each agree that, at any time after the date of this Agreement and on or before 5:00 p.m., Los Angeles time, on March 12, 1999, BDE and each Grantor shall admit as a party to this Agreement any person who is not a Grantor and who, directly or indirectly, owns securities in Trojan or in an entity that acquires all or substantially all of the assets of Trojan in the Trojan Acquisition. Such person may elect to become a party to this Agreement by signing the election attached hereto as Exhibit A and delivering the signed election to BDE prior to the expiration of the period set forth in the first sentence of this Section 10. Upon delivery of the election within the specified time period, such person shall become a party to this Agreement and shall be deemed a "Grantor" within the meaning of this Agreement with all of the rights and obligations of a Grantor under this Agreement.

        11.    MISCELLANEOUS.

               (a) SEVERABILITY AND GOVERNING LAW. Should any Section or any part of a Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, the invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement. This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within the State of California, without regard to principles of conflicts of law.

               (b) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               (c) NO ADVERSE CONSTRUCTION. The rule that a contract is to be construed against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or the terms of this Agreement.

               (d) AMENDMENTS AND WAIVERS. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all the parties to this Agreement or, in the case of a waiver, by the party or parties, as the case may be, waiving compliance. No delay on the part of any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege under this Agreement, nor any single or partial exercise of any right, power or privilege under this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

               (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, all rights, covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns.

               (f) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter of this Agreement unless expressly referred to in this Agreement.

               (g) AGREEMENT TO PERFORM REQUIRED ACTS. Each party to this Agreement agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement, that may be required to secure performance of any party's duties under this Agreement or that may be required to assure the legal and binding effect of the provisions of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                              BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                              a Delaware Corporation

                              By:  /s/  KEVIN BERMEISTER
                                  --------------------------------------
                                    Kevin Bermeister

                              Its:   President


                              SF INTERNATIONAL LTD,
                              a British Virgin Islands Corporation

                              By:  /s/ HEINZ LAUMANN
                                  --------------------------------------
                                    Heinz Lauman

                              Its:   Director
                                  --------------------------------------


                                   /s/ TIM HELFET
                                  --------------------------------------
                                    Tim Helfet

                                   /s/ BRENT COHEN
                                  --------------------------------------
                                    Brent Cohen

        The undersigned acknowledges and agrees to the above, and further agrees to be deemed a Grantor under the agreement.


                              /s/ MICHAEL STEVENS
                              --------------------------------------
                              for COMMTEL SERVICES LTD

                              /s/
                              --------------------------------------
                              HL INTERNATIONAL LTD

                              /s/ KAI SCHUERMANN
                              --------------------------------------
                              KAI SCHUERMANN

                                    EXHIBIT A

                      ELECTION TO BE ADMITTED AS A GRANTOR

To:     Brilliant Digital Entertainment, Inc.


Gentlemen:

        Pursuant to Section 10 of that certain Option Agreement, dated as of ___________, 1999, by and among Brilliant Digital Entertainment, Inc., TB Investments, LLC and SF International Ltd (the "Option Agreement"), by signing below the undersigned elects to be admitted as a party to the Option Agreement in accordance with the terms of Section 10 thereof, and agrees to be bound by the obligations of a "Grantor" under the Option Agreement, including the obligation to sell to BDE at its option 100% of the undersigned's capital stock in Trojan or in any entity that acquires assets of Trojan in the Trojan Acquisition.

        Capitalized terms used in this Exhibit A shall have the meanings given such terms in the Option Agreement.


Date:                       , 1999             ---------------------------------
      ----------------------                   Signature


                                               ---------------------------------
                                               Print Name

                       FIRST AMENDMENT TO OPTION AGREEMENT

        THIS FIRST AMENDMENT TO OPTION AGREEMENT (this "AMENDMENT"), is made and entered into as of April 12, 1999, by and among BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation ("BDE"), TB INVESTMENTS, LLC, a California limited liability corporation ("TBI") and SF INTERNATIONAL LTD, a BVI corporation ("SFI") which is acting for itself or as nominee for COMMTEL SERVICES LTD, HL INTERNATIONAL LTD, KAI SCHUERMANN each for 33.33%. TBI and SFI are sometimes referred to in this Agreement collectively as the "GRANTORS" and each as a "GRANTOR".

                                  R E C I T A L

        The Grantors and BDE are parties to that certain option Agreement dated March 11, 1999 (the "Agreement") relating to Trojan Television Ltd. ("TROJAN") pursuant to which the Grantors have granted to BDE an option to purchase 100% of the assets and/or capital stock of Trojan which may be acquired by the Grantors. The parties wish to amend the provisions of the Agreement as set forth below.

                                A G R E E M E N T

        To induce BDE to continue to provide services to the Grantors and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

        1. DEFINITIONS. ALL capitalized words and phrases not herein defined shall have the meanings set forth in the Agreement.

        2. AMENDMENT TO SECTION 1. Section 1 of the Agreement is amended and restated to read as follows:

               "OPTION. The Grantors, and each of them, hereby grant to BDE the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this Agreement, at the election of BDE, (i) to purchase from the Grantors 100% of the capital stock and/or assets of Trojan acquired or to be acquired directly or indirectly by the Grantors in the Trojan Acquisition, for the purchase price set forth in Section 2(a) (A "Business Acquisition"), or (ii) to purchase from the Grantors 100% of any and all rights (collectively, Rights") to purchase or otherwise acquire any capital stock, debt or assets of Trojan (whether from Trojan or any of its shareholders) now or hereafter directly or indirectly acquired by the Grantors, for the purchase price set forth in Section 2(b) (a "Rights Acquisition"). "

        3. AMENDMENT TO SECTION 2(A). Section 2(a) of the Agreement is amended to append to the end thereof the following sentence:

                                    "Notwithstanding the foregoing, if BDE
                      elects to purchase the Rights pursuant to a Rights Acquisition, the Shares payable by BDE to the Grantors at the Closing will be reduced by the number of Shares determined by dividing (i) the amount of the total aggregate consideration payable or required to be paid by BDE in order for the Rights to be exercised in their entirety, by (ii) the Closing Price."


4. AMENDMENT TO SECTION 4. Section 4 of the Agreement is amended and restated to read as follows:

                             "2. OPTION CLOSING. The closing (the "CLOSING") of
                      BDE's acquisition of Trojan or the Rights from the Grantors following exercise of the Option will take place at the time and place mutually agreed upon by the Grantors and BDE; PROVIDED, that the date of closing will be within 90 days following the Exercise Date. At the closing, each of the Grantors will deliver to BDE documents of transfer and such other agreements and representations as are customary in transactions of this nature and as may be reasonably required by BDE, in form and substance reasonably acceptable to BDE and its counsel, necessary to vest in BDE good and marketable title the assets and/or capital stock of Trojan, or the Rights, as applicable, so sold by the Grantors, free and clear of any and all liens and rights of third parties except as previously disclosed, against delivery by BDE to the Grantors of the Shares and the Warrants. The Shares, the Warrants and the shares of Common Stock underlying the Warrants, shall be restricted securities under Rule 144 and/or Regulation S of the Rules and regulations of the Securities Exchange Commission under the Securities Act of 1933, and the purchase documentation shall contain such representations and covenants of the Grantors and legends as are deemed necessary by BDE counsel to permit the issuance of the Shares, the Warrants and the shares of Common Stock underlying the Warrants, to be exempt from the registration requirements of the Securities Act of 1933."

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                              BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                              a Delaware Corporation

                              By:  /s/  MICHAEL OZEN
                                   --------------------------------------
                                    Michael Ozen

                              Its: Chief Financial Officer


                              SF INTERNATIONAL LTD,
                              a British Virgin Islands Corporation

                              By:  /s/ HEINZ LAUMANN
                                   --------------------------------------
                                    Heinz Laumann

                              Its:  Director
                                   --------------------------------------


                              TB INVESTMENTS, LLC
                              a California Limited Liability Corporation

                              By:  /s/ TIM HELFET
                                   --------------------------------------

                              Its:  Member
                                   --------------------------------------


                              COMMTEL SERVICES LTD

                              By:
                                   --------------------------------------

                              Its:
                                   --------------------------------------

                      SECOND AMENDMENT TO OPTION AGREEMENT

        THIS SECOND AMENDMENT TO OPTION AGREEMENT (this "AMENDMENT"), is made and entered into as of April 29, 1999, by and among BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation ("BDE"), TB INVESTMENTS, LLC, a California limited liability corporation ("TBI") and SF INTERNATIONAL LTD, a BVI corporation ("SFI") which is acting for itself or as nominee for COMMTEL SERVICES LTD, HL INTERNATIONAL LTD, KAI SCHUERMANN each for 33.33%. TBI and SFI are sometimes referred to in this Agreement collectively as the "GRANTORS" and each as a "GRANTOR".

                                  R E C I T A L

        The Grantors and BDE are parties to that certain option Agreement dated March 11, 1999 as amended on April 12, 1999 (the "Agreement") relating to Trojan Television Ltd. ("TROJAN") pursuant to which the Grantors have granted to BDE an option to purchase 100% of the assets and/or capital stock of Trojan which may be acquired by the Grantors. The parties wish to amend the provisions of the Agreement as set forth below.

                                A G R E E M E N T

        To induce BDE to continue to provide services to the Grantors and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

        1. DEFINITIONS. ALL capitalized words and phrases not herein defined shall have the meanings set forth in the Agreement.


        2. AMENDMENT TO SECTION 2. Section 2 of the Agreement is amended and restated to read as follows:

                             PURCHASE PRICE. The aggregate purchase price
                      payable by BDE to the Grantors, as a group, at the Closing (as defined below) of the exercise of the Option shall consist of a number of restricted shares (the "SHARES") of common stock, par value $.001 per share, of BDE (the "COMMON STOCK") determined in accordance with Section 2(a).

                                    (a) The Shares payable by BDE to the
                      Grantors at the Closing will be equal to the sum of (A)
                      (i) the Ownership Percentage (as defined below), MULTIPLIED BY (ii) 825,000 PLUS (B) if the amount of Trojan's cash and cash equivalents as determined in accordance with US GAAP is GREATER THAN the amount of Trojan's actual, accrued and contingent liabilities on the date the Option is exercised (the "EXERCISE DATE"), a number determined by dividing (i) the difference between Trojan's cash and cash equivalents and Trojan's actual, accrued and contingent liabilities, by (ii) 85% of the average closing price of a share of Common Stock as reported by the American Stock Exchange on the 15 trading days prior to the Exercise Date

                      (the "CLOSING PRICE"), LESS (C) if the amount of Trojan's cash and cash equivalents as determined in accordance with US GAAP is LESS THAN the amount of Trojan's actual, accrued and contingent liabilities by more than $50,000 on the Exercise Date, a number determined by dividing (i) the difference between Trojan's actual, accrued and contingent liabilities and Trojan's cash and cash equivalents, by (ii) the Closing Price. For purposes of this Section 2, "OWNERSHIP PERCENTAGE" shall mean the aggregate percentage of the total assets and/or total outstanding capital stock of Trojan owned by the Grantors, as a group, directly or indirectly, on the Exercise Date. The Shares shall be payable to the Grantors PRO RATA based on their respective ownership interests in the assets and/or capital stock of Trojan on the Exercise Date. The option agreement is the full and total agreement between BDE / SFI / TBI. For purpose of this agreement and all future shareholder agreements all parties will be treated equally on a paripassu basis. Notwithstanding the foregoing, if BDE elects to purchase the Rights pursuant to a Rights Acquisition, the Shares payable by BDE to the Grantors at the Closing will be reduced by the number of Shares determined by dividing (i) the amount of the total aggregate consideration payable or required to be paid by BDE in order for the Rights to be exercised in their entirety, by (ii) the Closing Price.

                                    (b) Notwithstanding Section 2(a), short term
                      debt (debt which is due and payable within one year) incurred by Trojan after February 7, 1999 shall not be considered for purposes of calculating the number of Shares to be received by the Grantors upon exercise of the Option, PROVIDED that the short term debt incurred after February 7, 1999 does not exceed $150,000 and PROVIDED, FURTHER, that on the Exercise Date Trojan's total assets exceed its total liabilities.


3. AMENDMENT TO SECTION 4. Section 4 of the Agreement is amended and restated to read as follows:

                             "2. OPTION CLOSING. The closing (the "CLOSING") of
                      BDE's acquisition of Trojan or the Rights from the Grantors following exercise of the Option will take place at the time and place mutually agreed upon by the Grantors and BDE; PROVIDED, that the date of closing will be within 90 days following the Exercise Date. At the closing, each of the Grantors will deliver to BDE documents of transfer and such other agreements and representations as are customary in transactions of this nature and as may be reasonably required by BDE, in form and substance reasonably acceptable to BDE and its counsel, necessary to vest in BDE good and marketable title the assets and/or capital stock of Trojan, or the Rights, as applicable, so sold by the Grantors, free and clear of any and all liens and rights of third parties except as previously disclosed, against delivery by BDE to the Grantors of the Shares and the Warrants. The Shares, the Warrants and the shares of Common Stock underlying the Warrants, shall be restricted securities under

                      Rule 144 and/or Regulation S of the Rules and regulations of the Securities Exchange Commission under the Securities Act of 1933, and the purchase documentation shall contain such representations and covenants of the Grantors and legends as are deemed necessary by BDE counsel to permit the issuance of the Shares, the Warrants and the shares of Common Stock underlying the Warrants, to be exempt from the registration requirements of the Securities Act of 1933."

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                              BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                              a Delaware Corporation

                              By:  /s/ MICHAEL OZEN
                                   --------------------------------------
                                    Michael Ozen

                              Its: Chief Financial Officer


                              SF INTERNATIONAL LTD,
                              a British Virgin Islands Corporation

                              By:  /s/ HEINZ LAUMANN
                                   --------------------------------------
                                    Heinz Laumann

                              Its:  Director
                                   --------------------------------------


                              TB INVESTMENTS, LLC
                              a California Limited Liability Corporation

                              By:  /s/ TIM HELFET
                                   --------------------------------------

                              Its:
                                   --------------------------------------


                              COMMTEL SERVICES LTD

                              By:  /s/ MICHAEL STEVENS
                                   --------------------------------------

                              Its:  Director
                                   --------------------------------------

                              HL INTERNATIONAL LTD

                              By:  /s/
                                   --------------------------------------

                              Its:
                                   --------------------------------------


                              KAI SCHUERMANN

                              By:  /s/ KAI SCHUERMANN
                                   --------------------------------------

                              Its:
                                   --------------------------------------